UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington,  D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 31, 2022

ImmunoGen, Inc.

(Exact name of registrant as specified in its charter)

Massachusetts	0-17999	04-2726691
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

830 Winter Street, Waltham, MA 02451

(Address of principal executive offices)   (Zip Code)

Registrant's telephone number, including area code: (781) 895-0600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $.01 par value	IMGN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On August 31, 2022, ImmunoGen, Inc. (the “Company”) issued a press release regarding its pivotal pivekimab sunirine program in blastic plasmacytoid dendritic cell neoplasm. A copy of this press release is attached as Exhibit 99.1.

The information contained in this item, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

As stated in the announcement referenced in Item 7.01 above, following a Type B meeting with the U.S. Food and Drug Administration regarding the CADENZA study, the Company now expects top-line data from the CADENZA study in 2024.

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements, including those related to the Company’s expectations for the timing of top-line data from the CADENZA study. Various factors could cause the Company’s actual results to differ materially from those discussed or implied in the forward-looking statements, and you are cautioned not to place undue reliance on these forward-looking statements, which are current only as of the date of this Current Report on Form 8-K. Factors that could cause future results to differ materially from such expectations include, but are not limited to: the timing and outcome of the Company’s preclinical and clinical development processes; the difficulties inherent in the development of novel pharmaceuticals, including uncertainties as to the timing, expense, and results of preclinical studies, clinical trials, and regulatory processes; the timing and outcome of the Company’s interactions with regulatory authorities; risks and uncertainties associated with the scale and duration of the COVID-19 pandemic and the resulting impact on the Company’s industry and business; and other factors as set forth in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 28, 2022, the Company’s Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission on May 6, 2022 and August 1, 2022, and other reports filed with the Securities and Exchange Commission. The forward-looking statement speak only as of the date of this Current Report in Form 8-K. The Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future developments, or otherwise, except as may be required by applicable law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release of ImmunoGen, Inc. dated August 31, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL (eXtensible Business Reporting Language) document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ImmunoGen, Inc.

Date: August 31, 2022	/s/ Renee Lentini
Renee Lentini
Vice President and Chief Accounting Officer